Property and equipment, net	12 Months Ended
Dec. 31, 2020
Property and equipment, net
Property and equipment, net
6.	Property and equipment, net

	As of December 31,
	2019	2020
	RMB	RMB
Cost:
Buildings	6,689,846	11,381,720
Furniture, fixtures and equipment	3,137,031	3,155,216
Leasehold improvements	840,895	1,296,018
Motor vehicles	382,218	33,420
Software	69,898	128,211
Construction in progress	3,712,357	1,823,883
Sub-total	14,832,245	17,818,468
Less: Accumulated depreciation	(3,092,864)	(3,766,044)
Less: Accumulated impairment	(482,571)	(467,965)

Property and equipment, net	11,256,810	13,584,459

During the year ended December 31, 2019, due to declining utilization on two of the Group’s transit warehouses, the Group has decided to rent out these warehouses to third parties. Due to this change, the Group has identified an impairment indicator for its transit warehouses due to their declining utilization rate. Together with write-down of two other unusable warehouses that were under construction, the Group recognized an impairment loss of RMB420.8 million relating to buildings and construction in progress.
During the year ended December 31, 2020, the
Group
reclassified warehouse at carrying amount of RMB299,319 and land use rights at carrying amount of RMB109,429 in one of its subsidiaries, Qingdao Vipshop Logistics Co., Ltd. to assets held for sale, as the management assessed that it is highly probable that they will be recovered primarily through sale rather than through continuing use and determined the disposition did not represent a strategic shift that will have a major effect on the entity’s operation and financial results, therefore was not reported as discontinued operation.